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                                                               EXHIBIT 10.11

                                                              EXECUTION COPY

                               PHOTOGEN NEWCO LTD.
                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is made as of October 20, 1999 by and among PHOTOGEN NEWCO LTD., a Bermuda exempted limited liability company (the "COMPANY"), PHOTOGEN TECHNOLOGIES, INC., a Nevada corporation ("PHOTOGEN"), and ELAN INTERNATIONAL SERVICES, LTD., a Bermuda exempted limited liability company ("EIS").

                                R E C I T A L S:

                  A. Pursuant to a Subscription, Joint Development and Operating Agreement dated as of the date hereof by and among the Company, Photogen, ELAN PHARMA INTERNATIONAL LIMITED, an Irish public limited company and EIS (the "JDOA"), Photogen has acquired certain common shares, par value $1.00 per share (the "COMMON SHARES"), and EIS has acquired certain convertible preferred shares, par value $1.00 per share (the "PREFERRED SHARES") of the Company.

                  B. The execution of the JDOA has occurred on the date hereof and it is a condition to the closing of the transactions contemplated thereby that the parties execute and deliver this Agreement.

                  C. The parties desire to set forth herein their agreement on the terms and subject to the conditions set forth herein related to the granting of certain registration rights to the Holders (as defined below) relating to the Common Shares held and the Common Shares issuable upon conversion of Preferred Shares by such Holders.

                               A G R E E M E N T:

                  The parties hereto agree as follows:

                  1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  "COMMISSION" shall mean the U.S. Securities and Exchange Commission.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "HOLDERS" or "HOLDERS OF REGISTRABLE SECURITIES" shall mean Photogen, EIS and any Person who shall have acquired Registrable Securities from either Photogen or EIS as

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permitted herein, either individually or jointly, as the case may be, in a transaction pursuant to which registration rights are transferred pursuant to
Section 10 hereof.

                  "PERSON" shall mean an individual, a partnership, a company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental or quasi-governmental entity, or any department, agency or political subdivision thereof.

                  "REGISTRABLE SECURITIES" means (i) any Common Shares subscribed for pursuant to the JDOA; (ii) any Common Shares issuable upon conversion the Preferred Shares; and (iii) any Common Shares issued or issuable in respect of the securities referred to in clause (i) and (ii) above upon any stock split, stock dividend, recapitalization or similar event; excluding in all cases, however, any Registrable Securities that may be sold under Rule 144 promulgated under the Securities Act, without being subject to the volume limitations under Rule 144, and Registrable Securities sold by a Person in a transaction (including a transaction pursuant to a registration statement under this Agreement and a transaction pursuant to Rule 144 promulgated under the Securities Act) in which registration rights are not transferred pursuant to Section 10 hereof.

                  The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act.

                  "REGISTRATION EXPENSES" shall mean all expenses, other than Selling Expenses, incurred by the Company in complying with Sections 2 or 3 hereof, including without limitation, all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and the costs and fees of any accountants, attorneys or other experts retained by the Holders or Holder.

                  2.       DEMAND REGISTRATIONS.

                  (a) REQUESTS FOR REGISTRATION From and after the occurrence of the initial public offering of the Company's Common Shares under the Securities Act, any Holder or Holders who collectively hold Registrable Securities representing at least 5% of the Registrable Securities then outstanding shall have the right at any time from time to time (subject to the limitations below), to request registration under the Securities Act of all or part of their Registrable Securities on Form S-3 (or any successor form to Form S-3 or any similar short-form registration statement (each, a "Demand Registration"); provided, that the Company qualifies under the Securities Act for registration on Form S-3. The request for the Demand Registration shall specify the

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approximate number of Registrable Securities requested to be registered, which must have a minimum expected aggregate offering price to the public of at least $2,000,000. Within 10 days after receipt of any such request, the Company will give written notice of such requested registration to all other Holders of Registrable Securities. The Company shall include such other Holders' Registrable Securities in such offering if they have responded affirmatively within 10 days after the receipt of the Company's notice. EIS shall be permitted to at least one Demand Registration; provided, however, that the Holders in aggregate will be entitled to request only one Demand Registration hereunder within any 12-month period. A registration will not count as a permitted Demand Registration until it has become effective (unless such Demand Registration has not become effective due solely to the fault of the Holders requesting such registration, including a request by such Holders that such registration be withdrawn).

                  (b) PRIORITY ON DEMAND REGISTRATIONS. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration:

                           (i) first, the Registrable Securities requested to be included in such registration by the Holders (or, if necessary, such Registrable Securities PRO RATA among the Holders thereof based upon the number of Registrable Securities owned by each such Holder) together with any securities held by third parties holding a similar, previously granted right to be included in such registration; and

                           (ii) thereafter, other securities requested to be included in such registration.

                  (c) RESTRICTIONS ON DEMAND REGISTRATION. The Company may postpone for up to six months in any 12-month period, the filing or the effectiveness of a registration statement for a Demand Registration if the Company determines in good faith that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company to engage in any financing, acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction or would require disclosure of any information that the board of directors of the Company determines in good faith the disclosure of which would be detrimental to the Company; provided, however, that in such event, the Holders initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as a permitted Demand Registration hereunder and the Company will pay any Registration Expenses in connection with such registration.

                  (d) SELECTION OF UNDERWRITERS. The Holders will have the right to select the investment banker(s) and manager(s) to administer an offering pursuant to the Demand Registration, subject to the Company's prior written approval, which will not be unreasonably withheld or delayed.

                  (e) OTHER REGISTRATION RIGHTS. Except as provided in this Agreement, so long as

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any Holder owns any Registrable Securities, the Company will not grant to any
Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, which conflicts with the rights granted to the Holders hereunder, without the prior written consent of the Holders of at least 50% of the Registrable Securities; provided, however, that the Company may grant rights to other Persons demand and piggyback registrations so long as the Holders of Registrable Securities are entitled to participate in any such registrations with such Persons PRO RATA on the basis of the number of shares owned by each such Holder.

                  3.       PIGGYBACK REGISTRATIONS.

                  (a) RIGHT TO PIGGYBACK. At any time the Company shall propose to register Common Shares under the Securities Act (other than in a registration statement on Form S-3 relating to sales of securities to participants in a Company dividend reinvestment plan, or Form S-4 or S-8 or any successor form or in connection with an acquisition or exchange offer or an offering of securities solely to the existing shareholders or employees of the Company) (each, a "Piggyback Registration"), the Company will give prompt written notice to all Holders of Registrable Securities of its intention to effect such a registration and, subject to Section 3(b) and the other terms of this Agreement, will include in such registration all Registrable Securities which are permitted under applicable securities laws to be included in the form of registration statement selected by the Company and with respect to which the Company has received written requests for inclusion therein within 10 days after the receipt of the Company's notice.

                  (b) PRIORITY ON PIGGYBACK REGISTRATIONS. If a Piggyback Registration is to be an underwritten offering, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration:

                           (i) first, the securities the Company proposes to sell;

                           (ii) any securities having the right to be included in such registration prior to the securities of the Holders;

                           (iii) the Registrable Securities requested to be included in such registration by the Holders and any securities requested to be included in such registration by any other Person having equal priority to registration with the Holders, PRO RATA among the Holders of such Registrable Securities and such other Persons, on the basis of the number of shares owned by each of such Holders; and

                           (iv) thereafter, other securities requested to be included in such registration.

                  The Holders of any Registrable Securities included in such an underwritten offering must execute an underwriting agreement, in customary form and in form and substance satisfactory to the managing underwriters.

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                  (c) RIGHT TO TERMINATE REGISTRATION. If, at any time after giving written notice of its intention to register any of its securities as set forth in Section 3(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and thereupon be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein).

                  (d) SELECTION OF UNDERWRITERS. The Company will have the right to select the investment banker(s) and manager(s) to administer an offering pursuant to a Piggyback Registration.

                  4. EXPENSES OF REGISTRATION. Except as otherwise provided herein or as may otherwise be prohibited by applicable law, all Registration Expenses incurred in connection with all registrations pursuant to Section 3 shall be borne by the Company; provided that, and notwithstanding anything herein contained to the contrary, the Company shall not have any obligation pursuant to the provisions hereof unless and until the Company is able to satisfy (after taking into account such obligations) the requirements of Section 39A (2A) of the Bermuda Companies Act of 1981 (or any successor legislation). All Registration Expenses incurred in connection with all registrations pursuant to Section 3 and all Selling Expenses relating to securities registered on behalf of the Holders of Registrable Securities shall be borne by such Holders.

                  5.       HOLDBACK AGREEMENTS.

                  (a) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registration statements on Form S-4 or Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and
(ii) to use reasonable efforts to cause each holder of at least 5% (on a fully-diluted basis) of its outstanding Common Shares, or any securities convertible into or exchangeable or exercisable for Common Shares, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such periods (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

                  (b) Each Holder agrees, if requested by the managing underwriter or underwriters in an underwritten offering of securities of the Company, not to effect any offer, sale, distribution

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or transfer, including a sale pursuant to Rule 144 (or any similar provision then effect) under the Securities Act (except as part of such underwritten registration), during the seven-day period prior to, and during the 180-day period (or such shorter period as may be agreed to in writing by the Company and the Holders of at least 50% of the Registrable Securities) following the effective date of such Registration Statement to the extent timely notified in writing by the managing underwriter or underwriters.

                  6. REGISTRATION PROCEDURES. Whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use all reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and pursuant thereto the Company will as expeditiously as possible:

                  (a) subject to Section 2(c) hereof, prepare and file with the Commission a registration statement on any form for which the Company qualifies with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will (i) furnish to the counsel selected by the Holders copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and (ii) notify each Holder of Registrable Securities covered by such registration of any stop order issued or threatened by the Commission);

                  (b) subject to Section 2(c) hereof, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period equal to the shorter of
(i) six months and (ii) the time by which all securities covered by such registration statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (d) use all reasonable efforts to register or qualify such Registrable Securities under the securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(d), (ii) subject itself to taxation in any jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

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                  (e) notify each seller of such Registrable Securities, at
any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided, however, that the Company shall not be required to amend the registration statement or supplement the Prospectus for a period of up to six months if the board of directors determines in good faith that to do so would reasonably be expected to have a material adverse effect on any proposal or plan by the Company to engage in any financing, acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction or would require the disclosure of any information that the board of directors determines in good faith the disclosure of which would be detrimental to the Company, it being understood that the period for which the Company is obligated to keep the Registration Statement effective shall be extended for a number of days equal to the number of days the Company delays amendments or supplements pursuant to this provision. Upon receipt of any notice pursuant to this Section 6(e), the Holders shall suspend all offers and sales of securities of the Company and all use of any prospectus until advised by the Company that offers and sales may resume, and shall keep confidential the fact and content of any notice given by the Company pursuant to this Section 6(e);

                  (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                  (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                  (i) make available for inspection by a representative of the Holders of Registrable Securities included in the registration statement, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (j) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the

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first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Shares included in such registration statement for sale in any jurisdiction, use all reasonable efforts promptly to obtain the withdrawal of such order; and

                  (l) if the registration is an underwritten offering, use all reasonable efforts to obtain a so-called "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters.

                  7. OBLIGATIONS OF HOLDERS. Whenever the Holders of Registrable Securities sell any Registrable Securities pursuant to a Demand Registration or a Piggyback Registration, such Holders shall be obligated to comply with the applicable provisions of the Securities Act, including the prospectus delivery requirements thereunder, and any applicable state securities or blue sky laws.

                  8. INDEMNIFICATION. (a) The Company agrees to indemnify, to the fullest extent permitted by applicable law, each Holder of Registrable Securities, its officers and directors and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, expenses or any amounts paid in settlement of any litigation, investigation or proceeding commenced or threatened (collectively, "CLAIMS") to which each such indemnified party may become subject under the Securities Act insofar as such Claim arose out of
(i) any untrue or alleged untrue statement of material fact contained, on the effective date thereof, in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein, by such Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same or by such Holder's failure to comply with applicable securities laws. In connection with an underwritten offering, the Company will indemnify the underwriters, their officers and directors and each Person who controls the underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

                  (b) In connection with any registration statements in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Company in writing

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such customary information as the Company reasonably requests for use in connection with any such registration statement or prospectus (the "SELLER'S INFORMATION") and, to the fullest extent permitted by applicable law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any and all Claims to which each such indemnified party may become subject under the Securities Act insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained, on the effective date thereof, in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto regarding Seller's Information, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein regarding Seller's Information not misleading or (iii) any failure to comply with applicable securities laws; provided that with respect to a Claim arising pursuant to clause (i) or (ii) above, the material misstatement or omission is contained in such Seller's Information; provided, further, that the obligation to indemnify will be individual to each Holder and will be limited to the amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

                  (c) Any Person entitled to indemnification hereunder will
(i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the failure to provide such notice shall not release the indemnifying party of its obligation under paragraphs (a) and (b), unless and then only to the extent that, the indemnifying party has been prejudiced by such failure to provide such notice) and (ii) unless in such indemnified party's reasonable judgment, based on written advice of counsel, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, based on written advice of counsel, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) The indemnifying party shall not be liable to indemnify an indemnified party for any settlement, or consent to judgment of any such action effected without the indemnifying party's written consent (but such consent will not be unreasonably withheld). Furthermore, the indemnifying party shall not, except with the prior written approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect of such claim or litigation without any payment or consideration provided by each such indemnified party.

                  (e) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under clauses (a) and (b) above in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company, the underwriters, the sellers of

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Registrable Securities and any other sellers participating in the registration statement from the sale of shares pursuant to the registered offering of securities for which indemnity is sought but also the relative fault of the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement in connection with the statement or omission which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement shall be deemed to be based on the relative relationship of the total net proceeds from the offering (before deducting expenses) to the Company, the total underwriting commissions and fees from the offering (before deducting expenses) to the underwriters and the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the sellers of Registrable Securities and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (f) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of the Registrable Securities.

                  9. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Holder may participate in any registration hereunder which is underwritten unless such Holder (a) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by the Holder or Holders entitled hereunder to approve such arrangements, (b) as expeditiously as possible notifies the Company of the occurrence of any event as a result of which any prospectus contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (c) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  10. TRANSFER OF REGISTRATION RIGHTS. The rights granted to any Holder under this Agreement may be assigned to any permitted transferee of Registrable Securities, in connection with any transfer or assignment of Registrable Securities by a Holder; provided, however, that:
(a) such transfer is otherwise effected in accordance with applicable securities laws, (b) if not already a party hereto, the assignee or transferee agrees in writing prior to such transfer to be bound by the provisions of this Agreement applicable to the transferor, (c) such transferee shall own Registrable Securities representing at least 5% of the Common Shares (as adjusted for any combinations, consolidations, stock distributions, stock dividends or other recapitalizations with respect to such shares), and (d) Photogen or EIS, as applicable, shall act as agent and representative for such Holder for the giving and receiving of notices hereunder.

                  11. INFORMATION BY HOLDER. Each Holder shall furnish to the Company such

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written information regarding such Holder and any distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement and shall promptly notify the Company of any changes in such information.

                  12. EXCHANGE ACT COMPLIANCE. The Company shall comply with all of the reporting requirements of the Exchange Act then applicable to it and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Registrable Securities. The Company shall cooperate with each Holder in supplying such information as may be necessary for such Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

                  13. TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Agreement shall terminate and be of no further force and effect, as to any particular Holder, at such time as all Registrable Securities held by such Holder are eligible to be sold under the volume limitations of Rule 144 within a three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144 (including Rule 144(k)) promulgated thereunder or have been resold pursuant to a registration statement hereunder.

                  14.      MISCELLANEOUS.

                  (a) NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement without the prior written consent of a majority in interest of such Registrable Securities.

                  (b) REMEDIES. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement; provided, however, that in no event shall any Holder have the right to enjoin, delay or interfere with any offering of securities by the Company.

                  (c) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only with the prior written consent of the Company and Holders of at least 50% of the Registrable Securities; provided, however, that without the prior written consent of all the Holders, no such amendment or waiver shall reduce the foregoing percentage required to amend or waive any provision of this Agreement.

                  (d) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, and shall inure to the benefit and be enforceable by each Holder of Registrable Securities from time to time. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Holders of Registrable Securities are also for the benefit of, and enforceable by, any permitted transferee of Registrable Securities, in accordance with Section 10 hereof.

                  (e) SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (f) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

                  (g) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (h) GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement will be governed by the laws of the State of New York without regard to principles of conflicts of laws.

                  (i) NOTICES. All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier or by registered or certified airmail, return receipt requested and postage prepaid or by facsimile transmission, addressed as follows:

                           (i) if to the Company, to:

                           Photogen Newco Ltd.
                           c/o Conyers Dill & Pearman
                           Clarendon House
                           Church Street, P.O. Box HM 666
                           Hamilton HM CX, Bermuda
                           Attention:  David J. Doyle
                           Facsimile:  (441) 292-4720

                           with a copy to each of Photogen, EIS and their respective counsel at the addresses indicated below

                           (ii) if to Photogen, to:

                           Photogen Technologies, Inc.

                           7327 Oak Ridge Highway, Suite B
                           Knoxville, Tennessee  37931
                           Attention:  Chief Executive Officer
                           Facsimile:  423-769-4013

                           with a copy to:

                           Grippo  & Elden
                           Suite 3600
                           227 West Monroe Street
                           Chicago, Illinois 60606
                           Attn: Theodore Grippo, Esq.
                           Facsimile: 312-558-1195

                           (iii) if to EIS, to:

                           Elan International Services, Ltd.
                           Flatts, Smiths Parish
                           Bermuda, FL 04
                           Facsimile:  (441) 292-2224
                           Attention:  President

                           with a copy to:

                           Brock Silverstein LLC
                           800 Third Avenue
                           New York, New York 10022
                           Facsimile:  (212) 371-5500
                           Attention:  David Robbins, Esq.

                  (j) ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

                            [Signature page follows]

                  IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                       PHOTOGEN NEWCO LTD.

                                       By:         /s/ John Smolik
                                           -------------------------------
                                           Name: John Smolik
                                           Title: President


                                       PHOTOGEN TECHNOLOGIES, INC.

                                       By:        /s/ John Smolik
                                           -------------------------------
                                           Name:   John Smolik
                                           Title:  President


                                       ELAN INTERNATIONAL SERVICES, LTD.



                                       By:       /s/ Kevin Insley
                                           -------------------------------
                                           Name:  Kevin Insley
                                           Title:  President